Condensed Consolidated Balance Sheets (Parenthetical) - USD ($)	Jun. 30, 2025	Apr. 28, 2025	Dec. 31, 2024	Dec. 31, 2023
Condensed Consolidated Balance Sheets
Allowance for current expected credit loss, accounts receivable	$ 73		$ 134,960	$ 47,199
Ordinary shares, shares authorized	2,000,000	50,000,000	50,000,000
Ordinary shares, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Ordinary shares, shares issued	1,068,686		1,008,686
Ordinary shares, shares outstanding	1,068,686		1,008,686